UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2011 (November 22, 2011)

Fentura Financial, Inc.

(Exact name of registrant as specified in its charter)

Michigan

(State or other jurisdiction of incorporation)

0-23550	38-2806518
(Commission File Number)	(IRS Employer Identification No.)

175 North Leroy Street P.O. Box 725 Fenton, Michigan	48430-0725
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (810) 629-2263

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 22, 2011, the Boards of Directors of both Fentura Financial, Inc. and The State Bank took action to name Thomas P. McKenney, Chairman and Brian P. Petty, Vice Chairman. Mr. McKenney has served as Vice Chairman of Fentura Financial, Inc. since 2003 and previously served as Chairman of the Board of The State Bank, a wholly owned subsidiary of Fentura. Mr. Petty has served on the Fentura Board for 14 years and also served as Chairman of The State Bank from 2003 to 2009. These appointments coincide with the resignation of Board Chairman Forrest Shook who stepped down for personal reasons. Mr. Shook served as Chairman of the Bank from 2009 to 2011 and Chairman of the Holding Company from 2003 to 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENTURA FINANCIAL, INC.
(Registrant)

By:	/s/ Douglas Kelley
Douglas Kelley, Senior Vice President and Chief Financial Officer

Dated: November 29, 2011